FORM OF

                          CONVERTIBLE SUBORDINATED NOTE

                       as amended through October 31, 1999
                                                                October 31, 1996

         1. HealthCare Capital Corp., a corporation duly organized and existing under the laws of the Province of Alberta, Canada ("HealthCare"), and HealthCare Hearing Clinics, Inc., a corporation duly organized and existing under the laws of the State of Washington ("HHC"), for value received hereby jointly and severally promise to pay to the order of ------------------ ("Holder") the principal sum of ------------------------------------, without interest, on
August 1, 1999, at the office of Holder at -----------------------------------------, or at such other place as Holder may designate in writing, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. HealthCare and HHC are sometimes collectively referred to herein as the "Companies".

         2. Deleted.

         3. The Companies, for themselves and their successors and assigns, covenant and agree, and by its acceptance hereof Holder likewise covenants and agrees, that the payment of the principal of this note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness. As used herein "Senior Indebtedness" means the principal of (and premium, if any) and unpaid interest on indebtedness for borrowed money of HealthCare or HHC (including guarantees by HealthCare or HHC of indebtedness for borrowed money of others), whether outstanding on the date hereof or hereafter created, incurred, assumed, or guaranteed.

         4. Upon any distribution of assets by HealthCare or HHC upon any dissolution, winding up, liquidation, or reorganization of HealthCare or HHC, as the case may be, whether in bankruptcy, insolvency, reorganization, or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of HealthCare or HHC or any other winding up of the Companies (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred hereby upon the Senior Indebtedness and the holders thereof with respect to this note and Holder by a lawful plan of reorganization under applicable bankruptcy law):

             (a) The holders of all Senior Indebtedness shall first be entitled to receive payment in full of the principal thereof (and premium, if any) and the interest due thereon before Holder is entitled to receive any payment upon the indebtedness evidenced by this note;

             (b) Any payment or distribution of assets of the Companies of any kind or character, whether in cash, property, or securities, to which Holder would be entitled except for the provisions of this Section 4 shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders

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

                  of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably accordingly to the aggregate amounts remaining unpaid on account of the principal of (and premium, if any) and interest on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

             (c) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Companies of any kind or character, whether in cash, property, or securities, shall be received by Holder before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; provided, however, that any such payment or distribution received by Holder shall not be required to be paid over to a holder of such Senior Indebtedness as aforesaid if upon notice from Holder to such holder of Senior Indebtedness, which notice shall state that such payment or distribution has been received by Holder and request that such holder notify Holder of the amounts then due and owing to such holder on such Senior Indebtedness, such holder of such Senior Indebtedness shall fail to so notify Holder of such amounts then due and owing. The provisions of this paragraph (c) shall not apply to any payment or distribution of assets received by Holder prior to the date of any distribution, assignment, marshalling, or other winding up referred to in the first sentence of this Section 4.

Subject to the payment in full of all Senior Indebtedness, Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property, or securities of HealthCare or HHC, as the case may be, applicable to the Senior Indebtedness until the principal of this note shall be paid in full and no such payments or distributions to Holder of cash, property, or securities otherwise distributable to the Senior Indebtedness shall, as between the Companies, their respective creditors, other than the holders of Senior Indebtedness, and Holder, be deemed to be a payment by the Companies to or on account of this note. It is understood that the provisions of Sections 3 and 4 are solely for the purpose of defining the relative rights of Holder, on the one hand, and the holders of the Senior Indebtedness on the other hand, against the Companies and their properties. Nothing contained in Sections 3 and 4 or elsewhere in this note is intended to or shall impair, as between the Companies and Holder, the obligation of the Companies, which is unconditional and absolute, to pay to Holder the principal of this note as and when the same shall become due and payable in accordance with its terms or to affect the relative rights of Holder and creditors of the Companies other than the holders of Senior Indebtedness, nor shall anything herein or in this note prevent Holder from exercising all remedies otherwise permitted by applicable law upon default, subject to the rights, if any, under

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

Sections 3 and 4 of the holders of Senior Indebtedness in respect to cash, property, or securities of the Companies received upon the exercise of any such remedy.

         5. In the event and during the continuation of any default of which Holder shall have received written notice in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable period of grace, or in the event that any event of default with respect to any Senior Indebtedness of which Holder shall have received written notice shall have occurred and be continuing, or would occur as a result of the payment referred to hereinafter, permitting the holders of such Senior Indebtedness (or a trustee or other representative on behalf of the holders thereof) to accelerate the maturity thereof, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, no payment of principal of this note shall be made by the Companies; provided, however that such prohibition on the payment of principal of this note shall not apply if all holders of Senior Indebtedness, upon receiving written notice from the Companies requesting permission to make a payment of principal on this note, fail to notify the Companies in writing within 30 days after the date the notice requesting such permission is received that such permission is denied.

         6. Nothing contained in Sections 3, 4, or 5 shall prevent the Companies at any time except during the pendency of any of the conditions described in Sections 4 and 5, from making the scheduled principal payment provided for in
Section 1.

         7. Holder is entitled, at its option, at any time prior to 5 p.m. Eastern Time on August 1, 1999, to convert the principal amount of this note (or any portion hereof which is $1,000 or an integral multiple thereof) into shares of Common Stock of HealthCare, as said shares shall be constituted at the date of conversion, at the conversion price of $1.30 principal amount of this note for each such share of Common Stock (calculated as to each conversion to the nearest one-thousandth of a share), upon the surrender of this note to HealthCare at the office of HealthCare, accompanied by written notice of election to convert, in the form attached hereto as Exhibit A, duly executed by Holder or by its duly authorized attorney. Share certificates will be delivered to Holder within five business days. No adjustment is to be made on conversion for dividends on Common Stock issued on conversion. HealthCare shall not be required to issue fractional shares upon any such conversion, but shall make an adjustment therefor in cash equal to the current market value of such fractional interest computed to the nearest thousandth of a share either on the basis of the last reported sale price of the Common Stock on the Alberta Stock Exchange (or, if not listed on the Alberta Stock Exchange, then on such other exchange on which the Common Stock is listed as HealthCare may designate) on the last business day prior to the date of conversion or if there shall not have been a sale on such last business day, on the average of the bid and asked quotations therefor on such exchange on such last business day, or, if the Common Stock shall not then be listed on any exchange, such adjustment shall be made using a value of $1.30 per share.

      8. The conversion price shall be adjusted from time to time as follows:

             (a) In case HealthCare shall, at any time or from time to time while this note is outstanding, (i) pay a dividend in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of stock of HealthCare, the conversion price in effect immediately prior thereto shall be adjusted so that upon surrender of this note for conversion, Holder shall be entitled to receive the number of shares of Common Stock or other securities of HealthCare that it would have owned or have been entitled to receive after the happening of any of the events described above had this note been converted immediately prior to the happening of such event. Any adjustment made pursuant to this Section 8(a) shall become effective in the case of a dividend on the payment date retroactively to immediately after the opening of business on the date following the record date for the determination of shareholders entitled to receive such dividend, subject to the provisions of Section 8(c), and shall become effective in the case of a subdivision, combination or reclassification immediately after the opening of business on the day following the day when such subdivision, combination, or reclassification, as the case may be, becomes effective.

             (b) Except as herein otherwise provided, no adjustment in the conversion price shall be made by reason of the issuance, in exchange for cash, property or services, of shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, or carrying the right to purchase any of the foregoing.

             (c) If HealthCare shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend, for any subscription or purchase rights or any distribution and shall, thereafter and before the distribution to stockholders of any such dividend, subscription or purchase rights or distribution, legally abandon its plan to pay or deliver such dividend, subscription or purchase rights or distribution, then no adjustment of the conversion price shall be required by reason of the taking of such record.

             (d) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1 percent in such price; provided, however, that any adjustment which by reason of this Section 8(d) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one thousandth of a share, as the case may be.

         9. In case of any reclassification or change of outstanding shares of Common Stock issuable upon conversion of this note (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation of HealthCare which one or more other corporations (other than a consolidation in which HealthCare is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock issuable upon conversion of this note), or in case of the merger of HealthCare into another corporation, or in case of any sale or conveyance to another corporation of the property of HealthCare as an entirety or substantially as an entirety, HealthCare, or such successor or purchasing corporation, as the case may be, Holder shall thereafter have the right to convert this note into the kind and amount of shares of stock and other securities and property (including cash) or any combination thereof receivable upon such reclassification, change, consolidation, merger, sale, or conveyance by a holder of the number of shares of Common Stock into which this note might have been converted immediately prior to such reclassification, change, consolidation, merger, sale, or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 8 and any such adjustments which shall be approved by the Board of Directors shall be conclusive for all purposes of this Section 9. The provisions of this Section 9 shall similarly apply to successive reclassification, changes, consolidations, mergers, sales, and conveyances.

         10. No recourse shall be had for the payment of the principal on this note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, stockholder, officer, or director, as such, past, present, or future, of the Companies or of any successor corporations, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         11. The occurrence of any one or more of the following events shall constitute an Event of Default under this note:

             (a) HealthCare or HHC shall fail to observe or perform any obligation to be observed or performed by them under this note, under the Asset Purchase Agreement effective as of October 31, 1996, between the Companies and Holder, or under the Security Agreement within thirty (30) days after written notice from Holder to perform or observe the obligation or to substantially commence to observe or perform and thereafter diligently complete observance or performance if complete observance or performance of the obligation is not possible within thirty (30) days;

             (b) Either HealthCare or HHC shall be in default under or fail to make any payment of principal of or interest on any indebtedness for borrowed money in a principal amount of at least Fifty Thousand Dollars ($50,000) and such default or failure shall continue beyond any applicable grace period;

             (c) Either HealthCare or HHC shall admit its inability to pay its debts as they mature or shall make an assignment for the benefit of any of its creditors;

             (d) Proceedings in bankruptcy, or for reorganization of HealthCare or HHC, or for the readjustment of any of HealthCare's or HHC's debts, under any bankruptcy code or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced against or by HealthCare or HHC, and such receiver or trustee shall not be discharged within sixty (60) days of his appointment, or such proceedings shall not be dismissed or discharged within sixty (60) days of their commencement;

             (e) A receiver or trustee shall be appointed for HealthCare or HHC or for any substantial part of HealthCare's or HHC's assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of HealthCare or HHC, and such receiver or trustee shall not be discharged within sixty (60) days of his appointment, or such proceedings shall not be dismissed or discharged within sixty (60) days of their commencement, or HealthCare or HHC shall discontinue business or materially change the nature of their respective businesses;

             (f) HealthCare or HHC shall suffer final judgments for payment of money aggregating in excess of Fifty Thousand Dollars ($50,000) and shall not discharge the same within a period of sixty (60) days unless, pending further proceedings, execution has not been commenced or, if commenced, has been effectively stayed.

         12. Upon the occurrence of an Event of Default, Holder shall have the right to accelerate this note and to declare the entire unpaid balance hereof immediately due and payable.

         13. This note has not been registered under the Securities Act of 1933. This note has been acquired for investment purposes only and not with a view toward distribution or resale, and may not be mortgaged, pledged, hypothecated, or otherwise transferred without an effective registration statement for this note under the Securities Act of 1933 or an opinion of counsel reasonably acceptable to counsel for the Companies that registration is not required under the Securities Act of 1933. This note is also subject to restrictions imposed by applicable state securities laws.

         14. This note is exempt from qualification under the Trust Indenture Act of 1939. Therefore, Holder are aware that certain protections which might be available under a note issued pursuant to a trust indenture qualified under the Trust Indenture Act of 1939 will not be available.

         15. No sinking fund will be established by the Companies to assist the Companies in retiring this note upon maturity.

         16. Holder shall not, by virtue of ownership of this note, be entitled to any rights of a shareholder of HealthCare, but shall be entitled to receive such annual reports as HealthCare shall distribute to its shareholders.

         17. The Companies agree to pay all costs of collection of any amounts due hereunder when incurred, including, without limitation, attorney fees and expenses, including on any appeal.

         18. The Companies hereby waive presentment, demand, notice, and protest and any defense by reason of extension of time for payment or other indulgences. Failure of Holder to assert any right herein shall not be deemed to be a waiver thereof.

         19. This note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, including matters of construction, validity, and performance.

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

         20. This note may not be assigned, transferred, or negotiated to any person by Holder within 12 months after the date hereof, except in accordance with Regulation 204.011 of the Pennsylvania Code.

                                          HEALTHCARE CAPITAL CORP., an Alberta,
                                          Canada, corporation


                                          By -----------------------------------
                                             Brandon M. Dawson, President


                                          HEALTHCARE HEARING CLINICS, INC., a
                                          Washington corporation


                                          By -----------------------------------
                                             Brandon M. Dawson, President



Accepted:




By ------------------------------

Title ---------------------------

                                    EXHIBIT A

                            FORM OF CONVERSION NOTICE


To HealthCare Capital Corp.

The undersigned holder of this note hereby irrevocably exercises the option to convert this note, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of HealthCare Capital Corp. in accordance with the terms of this note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and the portion of this note representing any unconverted principal amount hereof, be issued and delivered to the undersigned.

Principal amount to be converted (in an integral multiple of $1,000, if less than all):



-----------------------------------



Dated:---------------------                 -----------------------------------
                                            Signature


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